Exhibit 10.1
AMENDMENT NO. 1 TO LOAN AGREEMENT
     This AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Agreement”) is entered into and effective as of July 15, 2005 (or such other date as expressly set forth herein), by and among Layne Christensen Company, a Delaware corporation (Borrower) and LaSalle Bank National Association (LaSalle), as Administrative Agent, and LaSalle and the other lenders, as Lenders.
Recitals:
A.	Borrower, Administrative Agent and Lenders are party to that certain Loan Agreement dated as of July 31, 2003 (as amended, the “Original Loan Agreement”).

B.	Administrative Agent, Lenders and Borrower have agreed to the provisions set forth herein on the terms and conditions contained herein.
Agreement
     Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower, Administrative Agent and the Lenders hereby agree as follows:
1. Definitions. All references to the “Agreement” or the “Loan Agreement” in the Original Loan Agreement and in this Agreement shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be amended, restated, extended, renewed, replaced, or otherwise modified from time to time. Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Loan Agreement.
2. Effectiveness of Agreement. This Amendment shall become effective as of the date first written above (or such other date as expressly set forth herein), but only if this Amendment has been executed by the Company, Administrative Agent and the Required Lenders, and only if all of the documents listed on Exhibit A to this Amendment have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance reasonably satisfactory to Administrative Agent on or before the date first written above (unless otherwise specifically noted on Exhibit A) and the Required Lenders and payment of the First Amendment Fee in the amount set forth on Exhibit A.
3. Amendment.
     3.1. Revolving Loan Commitment. The first sentence to Section 3.1.1 of the Original Loan Agreement is deleted and replaced with the following:
“3.1.1. Aggregate Amount; Reductions. Subject to the limitations in Section 3.1.2 and elsewhere herein, each Lender commits to make available to Borrower, from the Effective Date to the Revolving Loan Maturity Date, such Lender’s pro-rata share (as listed on Exhibit 3 hereto) of an Aggregate Revolving Loan Commitment of $40,000,000, by funding such Lender’s pro-rata share of Revolving Loan Advances made from time to time by Administrative Agent as provided herein. Subject to the limitations in Section 3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Aggregate Revolving Loan may be re-borrowed through Revolving Loan Advances.”

     3.2. Base Rate Margins; Eurodollar Margins; Unused Fee. Effective August 1, 2005, the chart in Section 4.6 of the Original Loan Agreement is deleted in its entirety and replaced with the following:

If the ratio of
Borrower’s Total
Funded Indebtedness
to EBITDA (for the
four fiscal quarter
period of Borrower
most recently	Eurodollar	Base Rate		Reference
ended) is	Margin	Margin	Unused Fee Rate	Level
greater than or	2.25%	0.50%	0.300%	I
equal to 2.75 to 1.00
greater than or	2.00%	0.25%	0.275%	II
equal to 2.25 to 1.00 but less than 2.75 to 1.00
greater than or	1.75%	0.00%	0.250%	III
equal to 1.75 to 1.00 but less than 2.25 to 1.00
greater than or	1.50%	0.00%	0.250%	IV
equal to 1.25 to 1.00 but less than 1.75 to 1.00
less than 1.25 to	1.25%	0.00%	0.225%	V
1.00
     3.3. Interest Periods for Eurodollar Loans. The lead-in sentence to Section 4.7 of the Original Loan Agreement is deleted and replaced with the following:
“For each Eurodollar Loan, Borrower shall select an Interest Period that is either 14 days, one month, two months, three months or six months; provided that:”
     3.4. Revolving Loan Maturity Date. The reference to “July 31, 2006” in Section 6.1.2 of the Original Loan Agreement is deleted and replaced with “July 31, 2007”.
     3.5. Existing Definitions. The definition of “Eurodollar Rate” in Exhibit 2.1 to the Original Loan Agreement is deleted and replaced with the following:
“Eurodollar Rate — means a rate of interest for the applicable Interest Period equal to (a) the per annum rate of interest at which United States dollar deposits in an amount comparable to the amount of the relevant Eurodollar Loan and for a period equal to the relevant Interest Period are offered in the London Interbank Eurodollar market at 11:00 A.M. (London time) two (2) Business Days prior to the commencement of such Interest Period (or three (3) Business Days prior to the commencement of such Interest Period if banks in London, England were not open and dealing in offshore United States dollars on such second preceding Business Day), as displayed in the

Bloomberg Financial Markets system (or other authoritative source selected by the Administrative Agent in its sole discretion) or, if the Bloomberg Financial Markets system or another authoritative source is not available, as the Eurodollar Rate is otherwise determined by the Administrative Agent in its sole and absolute discretion, divided by (b) a number determined by subtracting from 1.00 the then stated maximum reserve percentage for determining reserves to be maintained by member banks of the Federal Reserve System for Eurocurrency funding or liabilities as defined in Regulation D (or any successor category of liabilities under Regulation D), such rate to remain fixed for such Interest Period. The Administrative Agent’s determination of the Eurodollar Rate shall be conclusive, absent manifest error.”
3.6. Exhibit 3. The Exhibit 3 attached to the Original Loan Agreement is deleted and replaced with the Exhibit 3 attached. hereto.
3.7. Exhibit 3.1.3. The Exhibit 3.1.3 attached to the Original Loan Agreement is deleted and replaced with the Exhibit 3.1.3 attached. hereto.
4. Representations and Warranties of Borrower. Borrower hereby represents and warrants to Administrative Agent and the Lenders as of the date hereof that (i) Borrower’s execution of this Agreement has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower’s execution, delivery or performance of this Agreement, (iii) this Agreement, the Loan Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit B, the disclosure schedule attached to the Original Loan Agreement, and as disclosed by the terms of any amendments, consents or waivers signed by Administrative Agent and the Lenders prior to the date hereof, all of the representations and warranties contained in Section 10 of the Loan Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement except to the extent such representations and warranties expressly by their terms relate only to an earlier date, and (v) after giving effect to this Agreement, there is no Existing Default.
5. Effect of Amendment. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Original Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Original Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default. Each reference in the Original Loan Agreement to “the Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall be read as referring to the Original Loan Agreement as amended by this Amendment.
6. Reaffirmation. Borrower hereby acknowledges and confirms that as of the date hereof, (i) the Loan Agreement and the other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iii) Borrower has no claim against Administrative Agent or any Lender arising from or in connection with the Loan Agreement or the other Loan Documents and hereby waives, releases and discharges any claims the Borrower may have against Administrative Agent or any Lender arising on or prior to the date hereof.
7. Governing Law. This Agreement has been executed and delivered in Chicago, Illinois, and shall be governed by and construed under the laws of the State of Illinois without giving effect to choice or conflicts of law principles thereunder.

8. Section Titles. The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.
9. Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.
10. Notices for Lender. Lender hereby notifies each Borrower that the notice address for Lender is changed effective as of August 1, 2004 as follows:
LaSalle Bank National Association
One North Brentwood Blvd., Suite 950
Clayton, Missouri 63105
Attention: James Binz
FAX No.: 314-621-1612
Confirming Telephone No.: 314-613-1917
          with a copy to:
Lewis, Rice & Fingersh L.C.
500 North Broadway, Suite 2000
St. Louis, Missouri 63102
Attention: Steven C. Drapekin, Esq.
FAX No.: 314-612-7692
Confirming Telephone No.: 314-444-7600
11. OFAC/BSA Provision. Borrower shall (a) ensure that neither it nor any Person who owns a controlling interest in or otherwise controls Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury, or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause each Person who owns a controlling interest in or otherwise controls the Borrower each Guarantor, each other Covered Person and each of their Subsidiaries to comply, with all applicable Bank Secrecy Act (“BSA”) laws and regulations, as amended.
12. Patriot Act Notice. Administrative Agent, each Lender and LaSalle (for itself and not on behalf of any other party) hereby notifies each Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries that, pursuant to the requirements of the USA Patriot Act, Title III of Pub. L. 107-56, signed into law October 26, 2001 (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries, which information includes the name and address of the Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries and other information that will allow Administrative Agent, such Lender or LaSalle, as applicable, to identify the Borrower, each Guarantor, each other Covered Person and each of their Subsidiaries in accordance with the Act.

13. Fees and Expenses. Borrower shall promptly pay to Administrative Agent all fees, expenses and other amounts owing to Administrative Agent under the Loan Agreement and the other Loan Documents upon demand, including, without limitation, all reasonable fees, costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment.
14. Incorporation By Reference. Administrative Agent, Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference.
15. Statutory Notice — Insurance. The following notice is given pursuant to Section 10 of the Collateral Protection Act set forth in Chapter 815 Section 180/1 of the Illinois Compiled Statutes (1996); nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:
UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.
16. Statutory Notice — Oral Commitments. Nothing contained in the following notice shall be deemed to limit or modify the terms of the Loan Documents:
ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.
Borrower acknowledges that there are no other agreements between Administrative Agent, Lenders, and Borrower, oral or written, concerning the subject matter of the Loan Documents, and that all prior agreements concerning the same subject matter, including any proposal or commitment letter, are merged into the Loan Documents and thereby extinguished.
{Remainder of page intentionally left blank; signature page follows}

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

LAYNE CHRISTENSEN COMPANY,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LASALLE BANK NATIONAL ASSOCIATION,
as Administrative Agent and as sole Lender

By:	/s/ James Binz

Name:	James C. Binz
Title:	Senior Vice President
{Unconditional Reaffirmation of Guaranty follows}

UNCONDITIONAL REAFFIRMATION OF GUARANTY
     Each of the undersigned has reviewed the Amendment No. 1 to Loan Agreement, dated as of the date of hereof (as defined herein), by and among Layne Christensen Company, a Delaware corporation (Borrower) and LaSalle Bank National Association (LaSalle), as Administrative Agent, and LaSalle and the other lenders, as Lenders (the “First Amendment”), and all other documents and financial statements the undersigned deems necessary relating to the Borrower and the Guarantied Obligations. Capitalized terms used herein, but not defined herein, unless otherwise noted, shall have the meanings set forth in the First Amendment or if not defined therein, as defined in that certain guaranty to which the undersigned and the Administrative Agent are a party to, which is either that certain Unlimited Guaranty dated and effective July 31, 2003 or that certain Unlimited Guaranty dated and effective January 27, 2004 (collectively, the “Guaranties” and individually, a “Guaranty”).
     Each of the undersigned acknowledges and consents to all changes set forth in the First Amendment, and agrees that all such changes are in the best interests of the Borrower and each of the undersigned. In consideration of financial accommodations granted and which may hereafter be granted to Borrower by Administrative Agent and the Lenders, in consideration of Administrative Agent’s and the Lender’s reliance on the Guaranties and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned irrevocably and unconditionally reaffirms pursuant to the terms of the Guaranty to which it is a party its continuing guarantee of the payment and performance of all Guarantied Obligations, including, without limitation, all the Loan Obligations, and the undersigned further agrees that the validity and enforceability of the Guaranty to which it is a party is not and shall not be affected in any way or manner by the First Amendment.
Dated: July 15, 2005

BOYLES BROS. DRILLING COMPANY,
a Utah corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

CHRISTENSEN BOYLES CORPORATION,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

INTERNATIONAL DIRECTIONAL SERVICES, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE TEXAS, INCORPORATED,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

MID-CONTINENT DRILLING COMPANY,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

SHAWNEE OIL & GAS, L.L.C.,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

STAMM-SCHEELE INCORPORATED,
a Louisiana corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

TOLEDO OIL & GAS SERVICES, INC.,
a Louisiana corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

VIBRATION TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE DRILLING PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

LAYNE CHRISTENSEN AUSTRALIA PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

STANLEY MINING SERVICES PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

SMS HOLDINGS PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

WEST AFRICAN HOLDINGS PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

WEST AFRICAN DRILLING SERVICES PTY LTD,
an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

WEST AFRICAN DRILLING SERVICES (NO. 2)
PTY LTD, an Australian company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Director

LAYNE ENERGY, INC., a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY CHERRYVALE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY CHERRYVALE PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY DAWSON, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY DAWSON PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY ILLINOIS, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY ILLINOIS PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY MARKETING, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY OPERATING, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY OSAGE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY PRODUCTION, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY RESOURCES, INC.,
a Delaware corporation

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY SYCAMORE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE ENERGY SYCAMORE PIPELINE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President

LAYNE WATER DEVELOPMENT AND
STORAGE, LLC,
a Delaware limited liability company

By:	/s/ Jerry W. Fanska

Name:	Jerry W. Fanska
Title:	Vice President
{end of signatures}